Exhibit 10.2

MEMBERSHIP INTEREST PURCHASE AGREEMENT

(Carnegie Mellon University)

This Membership Interest Purchase Agreement (this “Agreement”) is made and entered into as of the 19th day of January, 2022, by and among Classroom Salon Holdings LLC, a Delaware limited liability company (“CSH”), AT Gekko PR LLC, a Puerto Rico limited liability company (“ATG”), and Carnegie Mellon University (“Seller”).

RECITALS:

A. Seller owns 9.55% of the outstanding membership interests in Classroom Salon, LLC, a Pennsylvania limited liability company (the “Company”);

B. ATG sold 100% of the membership interests in CSH to Global Tech Industries Group, Inc., a New York corporation (“GTI”) on December 18, 2021 in exchange for 10,000,000 shares of GTI common stock (the “GTI Stock”);

C. It is a condition subsequent to the transaction described in recital B. above (the “Company Sale”), that CSH acquire 100% of the outstanding membership interests in the Company within 70 days after December 18, 2021 or the Company Sale may be rescinded;

D. Seller desires to sell to CSH and CSH desires to purchase from Seller, Seller’s entire membership interests in the Company (the “Membership Interest”);

E. ATG may not sell the GTI Stock unless the volume weighted average price of the GTI stock rises above $3.50 per share;

F. For a period of one year beginning on December 18, 2022 (the “Option Period”), ATG has the option to purchase 90% of the outstanding membership interests of CSH from GTI for a purchase price of $20,000,000 (the “Buy-Back Option”);

G. If the Buy-Back Option is not exercised before the expiration of the Option Period, GTI has the right, exercisable for a period of 60 days following the expiration of the Option Period (the “Claw-Back Option Period”), to require that ATG transfer to GTI the GTI Stock in exchange for the transfer to ATG by GTI of 100% of the outstanding membership interests of CSH (the “Claw-Back Option”).

Therefore, the parties agree as follows:

1. Purchase and Sale of the Membership Interest.

Subject to and conditioned upon Seller’s timely receipt of the Base Price (as hereinafter defined) specified below, Seller hereby sells, transfers and assigns to CSH and CSH hereby purchases and accepts from Seller the Membership Interest upon the terms set forth in this Agreement. In order to further reflect the sale, assignment and transfer of the Membership Interest, Seller will execute and deliver to CSH the Membership Interest Assignment in the form attached hereto as Exhibit A.

2. Purchase Consideration.

2.1 Base Price.

ATG will pay to Seller $65,740.95 (the “Base Price”) within ten days following the execution of this Agreement by each party in accordance with Seller’s wire transfer instructions provided by Seller to ATG.

2.2 If Buy-Back Option is Exercised.

In the event the Buy-Back Option is exercised within the Option Period, within thirty (30) days of the date of such exercise (i) ATG will contribute to CSH and cause CSH to contribute $5,000,000 to the capital of the Company; and (ii) subject to Seller’s execution of the Amended and Restated Limited Liability Company Agreement of CSH, transfer and assign to Seller a 8.595% membership interest in CSH.

2.3 If Buy-Back Option is not Exercised and the Claw-Back Option is not Exercised.

If neither the Buy-Back Option nor the Claw-Back Option is exercised on or before the expiration of the Option Period or Claw-Back Option Period, as applicable, within thirty (30) days following the later of the expiration of the foregoing option periods and the removal of any applicable transfer restrictions prohibiting or restricting the transfer of the GTI Stock to Seller in the manner contemplated hereby, ATG will transfer and assign to Seller 95,500 shares of GTI Stock.

2.4 If the Claw-Back Option is Exercised.

If the Claw-Back Option is exercised within the Claw-Back Option Period, within thirty days of the date of such exercise, ATG will transfer and assign to Seller a 9.55% membership interest in CSH.

3. Additional Covenants of Seller.

Upon Seller’s timely receipt of the Base Price as specified in this Agreement, Seller hereby waives (i) any events of default or breaches under Section 9.2 of the License Agreement by and between Seller and the Company dated as of January 16, 2014 (the “License Agreement”) through the date of this Agreement, and agrees that no amounts are due from the Company to Seller under Section 9.2 through the date of this Agreement, and (ii) any events or defaults under Section 5 of the License Agreement through March 31, 2022.

2

4. Renresentations and Warranties of Seller.

In order to induce CSH to enter into this Agreement, Seller hereby represents and warrants that each of the following statements is true:

4.1 Binding Effect.

This Agreement has been duly executed and delivered by Seller, and assuming the due authorization, execution and delivery of this Agreement by CSH, constitutes a valid and legally binding obligation of Seller, enforceable against it in accordance with its terms (subject to bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors’ rights generally and to general principles of equity, regardless of whether enforcement is sought in a proceeding in equity or at law).

4.2 No Conflicts.

The execution and delivery by Seller of this Agreement and the performance of the transactions contemplated by this Agreement by Seller do not and will not (i) conflict with or result in a violation of any provision of the organizational documents of the Seller, (ii) to the knowledge of Seller, result in a violation or breach of or constitute a default (or an event which, with or without notice or lapse of time or both, would constitute a default) under, or result in the termination, modification or cancellation of, or the loss of a benefit under or accelerate the performance required by, or result in a right of termination, modification, cancellation or acceleration under the terms, conditions or provisions of any contract or other instrument of any kind to which Seller is now a party or by which any of its assets or properties may be bound or affected, or (iii) to the knowledge of Seller, violate any order, writ, injunction, decree, statute, treaty, rule or regulation applicable to Seller.

4.3 Consents and Approvals.

To the knowledge of Seller, no declaration, filing or registration with, or notice to, or authorization, consent, order or approval of, any governmental authority is required to be obtained or made in connection with or as a result of the execution and delivery of this Agreement by Seller, or the performance by Seller of the transactions contemplated by this Agreement.

4.4 Ownership of Membership Interest.

Seller is the lawful record and beneficial owner of the Membership Interest (which the Company has advised constitutes 9.55% of all of the outstanding membership interests of the Company) and owns such Membership Interest free and clear of all liens, claims and encumbrances whatsoever, except for any encumbrances created by this Agreement and/or existing under any current operating agreement of the Company and restrictions on transfer under federal and state securities laws. Upon execution of this Agreement, but subject to and conditioned upon Seller’s timely receipt of the Base Price as specified above, the Membership Interest will be exclusively owned by CSH, free and clear of liens, claims and encumbrances whatsoever, except for any encumbrances created by this Agreement and/or existing under any current operating agreement of the Company and restrictions on transfer under federal and state securities laws. The Membership Interest constitutes Seller’s entire ownership interest in the Company.

3

4.5 No Option, Warrant or Other Right.

No person has any agreement, option, warrant, preemptive right or any other right capable of becoming a direct or indirect right for the acquisition of any portion of the Membership Interest.

4.6 Finder’s Fees.

The Seller is not a party to any agreement which provides for the payment of finder’s fees, brokerage fees, commissions or other fees or amounts which are or may become payable to any third party in connection with the execution and delivery ofthis Agreement and the transactions contemplated herein.

4.7 No other Representations.

No person has made any representation to Seller as to the value of the Company, its assets or business and Seller is not relying upon any representations which are not expressly set forth in this Agreement.

5. Representations of CSH and ATG.

In order to induce Seller to enter into this Agreement, each of CSH and ATG hereby represents and warrants that each of the following statements is true:

5.1 Binding Effect.

This Agreement has been duly executed and delivered by CSH and ATG, and assuming the due authorization, execution and delivery of this Agreement by Seller, constitutes a valid and legally binding obligation of CSH and ATG, enforceable against each ofit and them in accordance with its terms (subject to bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors’ rights generally and to general principles of equity, regardless of whether enforcement is sought in a proceeding in equity or at law).

5.2 No Conflicts.

The execution and delivery by CSH and ATG of this Agreement and the performance of the transactions contemplated by this Agreement do not and will not (i) conflict with or result in a violation of any provision of the operating agreement or organizational documents of CSH and ATG respectively, (ii) to the knowledge of each of CSH and ATG, result in a violation or breach of or constitute a default (or an event which, with or without notice or lapse of time or both, would constitute a default) under, or result in the termination, modification or cancellation of, or the loss of a benefit under or accelerate the performance required by, or result in a right of termination, modification, cancellation or acceleration under the terms, conditions or provisions of any contract or other instrument of any kind to which each of CSH and/or ATG is now a party or by which any of its or their assets or properties may be bound or affected, or (iii) violate any order, writ, injunction, decree, statute, treaty, rule or regulation applicable to CSH and/or ATG.

4

5.3 Consents and Arnrovals.

No declaration, filing or registration with, or notice to, or authorization, consent, order or approval of, any governmental authority is required to be obtained or made in connection with or as a result of the execution and delivery of this Agreement by CSH and ATG, or the performance by CSH and ATG of the transactions contemplated by this Agreement.

5.4 Finder’s Fees.

CSH and ATG is/are not a party to any agreement which provides for the payment of finder’s fees, brokerage fees, commissions or other fees or amounts which are or may become payable to any third party in connection with the execution and delivery of this Agreement and the transactions contemplated herein.

5.5 No other Representations; Accuracy of Recitals.

No person has made any representation to CSH or ATG as to the value of the Company, its assets or business or the Membership Interest and CSH and ATG is not relying upon any representations which are not expressly set forth in this Agreement. ATG represents that the recitals to this Agreement in respect of ATG and the Company Sale are true and correct.

6. Miscellaneous.

6.1 Entire Agreement.

This Agreement together with Exhibit A hereto supersede all prior and contemporaneous discussions and agreements, both written and oral, among the parties with respect to the subject matter of this Agreement and constitute the sole and entire agreement among the parties to this Agreement with respect to the subject matter of this Agreement.

6.2 Expenses.

Except as otherwise expressly provided in this Agreement, whether or not the transactions contemplated by this Agreement are consummated, each party will pay its own costs and expenses incurred in connection with the negotiation, execution and closing of this Agreement and the transactions contemplated by this Agreement.

6.3 Waiver.

Any term or condition of this Agreement may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion. All remedies, either under this Agreement or by law or otherwise afforded, will be cumulative and not alternative.

5

6.4 Amendment.

This Agreement may be amended, supplemented or modified only by a written instrument duly executed by or on behalf of each party to this Agreement.

6.5 No Third-Party Beneficiaries.

The terms and provisions of this Agreement are intended solely for the benefit of each party hereto and their respective heirs, personal representatives, successors and permitted assigns, and it is not the intention of the parties to confer third-party beneficiary rights upon any other person/entity.

6.6 No Assignment.

No party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other parties hereto.

6.7 GOVERNING LAW.

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA WITHOUT REGARD TO ITS CONFLICT OF LAWS PRINCIPLES IN THAT OR ANY OTHER JURISDICTION.

6.8 Invalid Provisions.

If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (a) such provision will be fully severable, (b) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (c) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (d) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

6.9 Notices.

Any notice under any of the provisions of this Agreement shall be deemed given when (a) personally delivered, or (b) sent prepaid by nationally recognized overnight carrier, or (c) sent by email, and in the case of (b) or (c), when addressed to the applicable party at the address specified below ( or such other address as such party shall specify for itself by like notice to other party):

If to Seller:

Carnegie Mellon University

4615 Forbes Avenue, Suite 302

Pittsburgh, PA 15213

Attention: AVP, Center for Technology Transfer and Enterprise Creation

Email: innovation@cmu.edu

6

If to CSH:

Classroom Salon Holdings LLC

137 Dorado Beach East

Dorado, PR 00646

Attention: Tommy Wang

Email: tommywang3e@gmail.com

lf to ATG:

AT Gekko PR LLC

1107 Washington Blvd.

Pittsburgh, PA 15206

Attention: Tommy Wang

Email: tommywang3e@gmail.com

6.10 Counterparts. This Agreement and any agreement, document or instrument to be delivered in connection with this Agreement, may be executed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument. Signatures of the parties transmitted by facsimile or via .pdf format shall be deemed to be their original signatures for all purposes. The words “execution,” “signed,” “signature,” and words of like import shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the Delaware Electronic Transactions Act, or any other similar state laws based on the Uniform Electronic Transactions Act. This Agreement and any agreement or instrument entered into in connection with this Agreement, and any amendments hereto or thereto, to the extent delivered by means of a facsimile machine or electronic mail (any such delivery, an “Electronic Delivery”), will be treated in all manner and respects as an original agreement or instrument and will be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party to this Agreement or to any agreement or instrument entered into in connection with this Agreement, will raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such party forever waives any such defense, except to the extent such defense related to lack of authenticity.

7

6.11 TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW THAT CANNOT BE WAIVED, THE PARTIES HEREBY WAIVE, AND COVENANT THAT THEY WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY ACTION ARISING IN WHOLE OR IN PART UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE CONTEMPLATED TRANSACTIONS, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. THE PARTIES AGREE THAT ANY OF THEM MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED-FOR AGREEMENT AMONG THE PARTIES IRREVOCABLY TO WAIVE ITS RIGHT TO TRIAL BY JURY IN ANY PROCEEDING WHATSOEVER BETWEEN THEM RELATING TO THIS AGREEMENT OR ANY OF THE CONTEMPLATED TRANSACTIONS WILL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

6.12 Interpretation.

The parties have participated jointly in negotiating and drafting this Agreement. If an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

The parties have executed this Agreement as of the date first written above.

Classroom Salon Holdings, LLC, a Delaware limited liability company

By:	/s/ Tommy Wong

Its:	Manager

AT Gekko PR LLC

By	/s/ Tommy Wong
Tommy Wong, Manager

Carnegie Mellon University

By	/s/ Robert A. Wooldridge
Robert A. Wooldridge, Associate Vice President, Technology Transfer and Enterprise Creation

8

Exhibit A

Form of Membership Interest Assignment

See Attached

ASSIGNMENT OF MEMBERSHIP INTEREST

EFFECTIVE UPON AND SUBJECT TO THE RECEIPT BY CARNEGIE MELLON UNIVERSITY OF THE SUM OF $65,740.95 WITHIN TEN DAYS OF THE EXECUTION OF THIS ASSIGNMENT, Carnegie Mellon University, hereby sells, assigns, transfers and conveys all of its membership interest in Classroom Salon, LLC, a Pennsylvania limited liability company (the “Company”), to Classroom Salon Holdings LLC, a Delaware limited liability company, and hereby appoints any manager of the Company as its true and lawful attorney-in-fact, to transfer said membership interest on the books of the Company, with full power of substitution in the premises.

This Assignment may be executed and delivered by facsimile or electronic transmission, and a facsimile or electronic version of this Agreement or of a signature of a party will be effective as an original.

Effective as of January _____, 2022

Carnegie Mellon University

By

Its